Exhibit 99.2

Supplemental Information

December 31, 2006

Supplemental Information

Table of Contents

December 31, 2006

The information within refers to all Highwoods Properties’ wholly-owned entities, except pages 29 to 35, unless noted otherwise. Wholly-owned entities include properties classified as both continuing operations and discontinued operations.

All financial information contained in this document is “unaudited.” In addition, certain matters discussed in this supplemental, including estimates of net operating income, pre-leasing commitments and the cost, timing and stabilization of announced development projects, are forward-looking statements within the meaning of the federal securities laws. Although Highwoods believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Factors that could cause actual results to differ materially from Highwoods’ current expectations include general economic conditions, local real estate conditions, the timely development and lease-up of properties, and the other risks detailed from time to time in the Company’s SEC reports.

Highwoods Properties, Inc.	12/31/06

Summary

Amounts in thousands, except per share amounts and ratios

	Three Months Ended
	12/31/06	09/30/06	06/30/06	03/31/06	12/31/05
Shares and Units:

Common shares outstanding at end of period	56,211	55,635	54,131	54,142	54,029
Common units outstanding at end of period	4,733	5,014	5,234	5,401	5,450
Weighted average common shares outstanding - basic	55,740	54,470	53,879	53,813	53,774
Weighted average common shares outstanding - diluted	62,365	61,457	60,387	60,588	60,125

Share price:

At end of period	$40.76	$37.21	$36.18	$33.73	$28.45
High close during period	41.31	38.15	36.18	34.77	29.74
Low close during period	36.40	35.39	29.56	29.20	27.15

Financial information:

Land sale gains, net of (impairments)	$6,974	$2,103	$(74)	$3,040	$759
Lease termination income	618	249	1,304	885	485
Straight line rental income	2,401	2,006	1,664	2,521	1,639
Capitalized interest	1,770	1,701	930	601	740
Impairments on depreciable properties	—	2,600	—	—	7,677
Gain on sale of depreciable properties	10,925	3,712	1,395	3,164	7,805

Total debt/ total assets 1/	52.7%	52.9%	53.2%	52.7%	51.8%
Total debt/ total market capitalization 1/	35.9%	37.9%	39.1%	40.2%	43.7%

Funds from operations per share - diluted	$0.71	$0.53	$0.54	$0.59	$0.43

Funds from operations per share - diluted, excluding certain items 2/	$0.71	$0.59	$0.55	$0.62	$0.56

Wholly - owned property information:

In-Service rentable square feet:
Office	19,244	19,507	19,704	19,691	21,412
Industrial	6,281	6,605	6,706	6,706	6,977
Retail	1,327	1,431	1,408	1,408	1,416

Total	26,852	27,543	27,818	27,805	29,805

In-Service occupancy:
Office	89.0%	88.1%	87.1%	87.1%	87.5%
Industrial	91.7%	91.8%	89.5%	88.0%	92.4%
Retail	95.7%	96.2%	95.3%	95.7%	97.5%

Total	90.0%	89.4%	88.1%	87.7%	89.1%

1/	Includes financing obligations.
2/	Excludes impairments on depreciable assets, losses on debt extinguishments and preferred stock redemption charges.

Highwoods Properties, Inc.	Page i	12/31/06

Corporate Information

Board of Directors

Thomas W. Adler

Gene H. Anderson

Kay N. Callison

Edward J. Fritsch

Lawrence S. Kaplan

Sherry A. Kellett

L. Glenn Orr Jr.

O. Temple Sloan Jr., Chairman

F. William Vandiver, Jr.

Corporate Officers

Edward J. Fritsch

President, Chief Executive Officer and Director

Michael E. Harris

Executive Vice President and Chief Operating Officer

Terry L. Stevens

Vice President, Chief Financial Officer

S. Hugh Esleeck

Treasurer

Julie M. Kelly

Vice President, Compliance and Internal Audit

Carman J. Liuzzo

Vice President, Investments

Kevin E. Penn

Chief Information Officer and

Vice President, Strategy

Mack D. Pridgen III

Vice President, General Counsel and

Secretary

Tabitha N. Zane

Vice President, Investor Relations and

Corporate Communications

Research Coverage

Credit Suisse - North America

John Stewart - 212-538-3183

Deutsche Banc Securities

Lou Taylor - 212-469-4912

Green Street Advisors

Jim Sullivan - 949-640-8780

Morgan Stanley

David Cohen - 212-761-8564

Smith Barney Citigroup

Jonathan Litt - 212-816-0231

Stifel Nicolaus

John Guinee - 410-454-5520

Wachovia Securities

Chris Haley - 443-263-6773

Highwoods Properties, Inc.	ii	12/31/06

Corporate Information

Divisional Officers

Atlanta/Piedmont Triad

    Gene H. Anderson - Senior Vice President

    Atlanta, GA

    James V. Bacchetta, Vice President

    Piedmont Triad, NC

    Mark W. Shumaker, Vice President

Orlando/Tampa

    Michael F. Beale - Senior Vice President

    Orlando, FL

    Michael F. Beale, Senior Vice President

    Tampa, FL

    Dan Woodward, Vice President

Raleigh

    Raleigh, NC

    Thomas “Skip” Hill, Vice President

Richmond

    Richmond, VA

    Paul W. Kreckman, Vice President

Nashville/Memphis/Columbia/Greenville

    W. Brian Reames - Senior Vice President

    Nashville, TN; Columbia, SC; and Greenville, SC

    W. Brian Reames, Senior Vice President

    Memphis, TN

    Steven L. Guinn, Vice President

Kansas City

    Kansas City, MO

    Barrett Brady, Senior Vice President

Corporate Headquarters

Highwoods Properties, Inc.

3100 Smoketree Court, Suite 600

Raleigh, NC 27604

919-872-4924

Stock Exchange

NYSE                 Trading Symbol: HIW

Investor Relations Contact

Tabitha Zane

Vice President, Investor Relations and Corporate Communications

Phone:	919-431-1529
Fax:	919-431-1439
E-mail:	tabitha.zane@highwoods.com

Information Request

To request a standard Investor Relations package, Annual Report or to be added to our e-mail or fax list, please contact the Corporate Communications/IR Specialist at:

Phone:	919-431-1521
Email:	HIW-IR@highwoods.com

The Company

Highwoods Properties, Inc., a member of the S&P MidCap 400 Index, is a fully integrated, self-administered and self-managed equity real estate investment trust (“REIT”) that provides leasing, management, development, construction and other customer-related services for its properties and for third parties. As of December 31, 2006, the Company owned or had an interest in 392 in-service office, industrial and retail properties encompassing approximately 34.3 million square feet. Highwoods also owns 719 acres of development land. Highwoods is based in Raleigh, North Carolina, and its properties and development land are located in Florida, Georgia, Iowa, Kansas, Maryland, Missouri, North Carolina, South Carolina, Tennessee and Virginia. For more information about Highwoods Properties, please visit our website at

www.highwoods.com.

Highwoods Properties, Inc.	iii	12/31/06

Consolidated Statements of Income

Amounts in thousands, except per share amounts

	Year Ended		Three Months Ended
	12/31/06	12/31/05	12/31/06	09/30/06	06/30/06	03/31/06	12/31/05
Rental and other revenues	$416,798	$396,075	$108,508	$104,328	$102,883	$101,079	$100,738
Operating expenses:
Rental property and other expenses	153,592	141,575	41,352	39,218	36,905	36,117	38,353
Depreciation and amortization	114,935	109,616	30,206	28,460	28,625	27,644	27,164
Impairment of assets held for use	2,600	7,587	—	2,600	—	—	—
General and administrative	37,309	33,063	11,011	8,546	9,060	8,692	9,204

Total operating expenses	308,436	291,841	82,569	78,824	74,590	72,453	74,721

Interest expense:
Contractual	94,229	98,677	22,374	23,809	24,236	23,810	24,645
Amortization of deferred financing costs	2,375	3,372	492	557	582	744	864
Financing obligations	4,162	5,032	972	850	1,398	942	914

	100,766	107,081	23,838	25,216	26,216	25,496	26,423

Other income/(expense):
Interest and other income	7,010	7,078	2,709	1,178	1,146	1,977	1,630
Settlement of tenant bankruptcy claim	1,581	—	1,581	—	—	—	—
Loss on debt extinguishments	(494)	(453)	(27)	—	(467)	—	—

	8,097	6,625	4,263	1,178	679	1,977	1,630

Income before disposition of property, minority interest and equity in earnings of unconsolidated affiliates	15,693	3,778	6,364	1,466	2,756	5,107	1,224
Gains on disposition of property, net	16,157	14,172	7,862	2,977	1,008	4,310	2,693
Minority interest	(2,226)	475	(1,088)	(247)	(356)	(535)	(69)
Equity in earnings of unconsolidated affiliates	6,841	9,303	1,492	1,342	1,924	2,083	2,339

Income from continuing operations	36,465	27,728	14,630	5,538	5,332	10,965	6,187
Discontinued operations:
Income from discontinued operations, net of minority interest	3,421	11,504	566	776	656	1,423	2,451
Gains, net of impairments, on sales of discontinued operations, net of minority interest	13,858	23,226	9,220	2,595	285	1,758	(1,639)

	17,279	34,730	9,786	3,371	941	3,181	812

Net income	53,744	62,458	24,416	8,909	6,273	14,146	6,999
Dividends on preferred stock	(17,063)	(27,238)	(4,113)	(4,113)	(4,113)	(4,724)	(5,113)
Excess of preferred stock redemption cost over carrying value	(1,803)	(4,272)	—	—	—	(1,803)	—

Net income available for common stockholders	$34,878	$30,948	$20,303	$4,796	$2,160	$7,619	$1,886

Net income per common share - diluted:
Income/(loss) from continuing operations	$0.31	$(0.07)	$0.18	$0.03	$0.02	$0.08	$0.02
Income from discontinued operations	0.31	0.65	0.17	0.06	0.02	0.06	0.01

Net income	$0.62	$0.58	$0.35	$0.09	$0.04	$0.14	$0.03

Weighted average common shares outstanding - diluted	61,362	53,732	62,365	61,457	60,387	60,588	60,125

Dividends declared and paid per common share	$1.700	$1.700	$0.425	$0.425	$0.425	$0.425	$0.425

Highwoods Properties, Inc.	Page 1	12/31/06

Statement of Funds from Operations

and Additional Information

Amounts in thousands, except per share amounts

	Year Ended		Three Months Ended
	12/31/06	12/31/05	12/31/06	09/30/06	06/30/06	03/31/06	12/31/05
Funds from operations:
Net income	$53,744	$62,458	$24,416	$8,909	$6,273	$14,146	$6,999
Dividends to preferred stockholders	(17,063)	(27,238)	(4,113)	(4,113)	(4,113)	(4,724)	(5,113)
Excess of preferred stock redemption cost over carrying value	(1,803)	(4,272)	—	—	—	(1,803)	—

Net income applicable to common stockholders	34,878	30,948	20,303	4,796	2,160	7,619	1,886
Add/(Deduct):
Depreciation and amortization of real estate assets	111,848	106,982	29,458	27,699	27,883	26,808	26,557
(Gains) on disposition of depreciable properties	(4,114)	(7,692)	(888)	(874)	(1,082)	(1,270)	(1,934)
Minority interest from the Operating Partnership in income/(loss) from operations	1,621	(475)	929	130	118	444	69
Unconsolidated affiliates:
Depreciation and amortization of real estate assets	11,191	10,989	3,048	2,790	2,678	2,675	2,942
Discontinued operations:
Depreciation and amortization of real estate assets	3,386	16,841	460	817	1,003	1,106	1,957
(Gains) on disposition of depreciable properties	(15,082)	(34,128)	(10,037)	(2,838)	(313)	(1,894)	(5,871)
Minority interest from the Operating Partnership in income from discontinued operations	1,557	3,756	867	318	92	280	83

Funds from operations	$145,285	$127,221	$44,140	$32,838	$32,539	$35,768	$25,689

Funds from operations per share - diluted
Net income applicable to common shares	$0.62	$0.58	$0.35	$0.09	$0.04	$0.14	$0.03
Add/(Deduct):
Depreciation and amortization of real estate assets	1.82	1.77	0.47	0.45	0.46	0.44	0.44
(Gains) on disposition of depreciable properties	(0.06)	(0.13)	(0.01)	(0.01)	(0.02)	(0.02)	(0.03)
Unconsolidated affiliates:
Depreciation and amortization of real estate assets	0.18	0.18	0.05	0.04	0.05	0.04	0.05
Discontinued operations:
Depreciation and amortization of real estate assets	0.06	0.28	0.01	0.01	0.02	0.02	0.03
(Gains) on disposition of depreciable properties	(0.25)	(0.57)	(0.16)	(0.05)	(0.01)	(0.03)	(0.09)

Funds from operations	$2.37	$2.11	$0.71	$0.53	$0.54	$0.59	$0.43

Weighted average shares outstanding - diluted	61,362	60,301	62,365	61,457	60,387	60,588	60,125
Additional information: 1/
Funds from operations, excluding certain items 2/	$150,906	$145,805	$44,167	$36,162	$33,006	$37,571	$33,869

Funds from operations per share, excluding certain items 2/	$2.46	$2.42	$0.71	$0.59	$0.55	$0.62	$0.56

Straight line rental income	$(8,592)
Amortization of lease incentives	828
Depreciation of non-real estate assets	2,389
Amortization of stock-based compensation	3,730
Amortization of deferred financing costs	2,375
Amortization of accumulated other comprehensive loss	697
Harborview non-cash FMV charge	496
Non-incremental revenue generating capital expenditures paid:
Building improvements	(17,782)
2nd generation tenant improvements	(36,565)
2nd generation lease commissions	(16,488)

Common dividends and unit distributions paid	(101,783)

1/	Increase or (decrease) to cash flows.
2/	Excludes impairments on depreciable assets, losses on debt extinguishments and preferred stock redemption charges.

Highwoods Properties, Inc.	Page 2	12/31/06

Consolidated Balance Sheets

Dollars in thousands

	12/31/06	12/31/05
Assets:
Real estate and related assets, at cost:
Land	$345,548	$341,094
Buildings and tenant improvements	2,573,032	2,499,419
Development in process	101,899	28,727
Land held for development	112,760	142,717
Furniture, fixtures and equipment	23,695	22,467

	3,156,934	3,034,424
Less-accumulated depreciation	(608,612)	(555,506)

Net real estate assets	2,548,322	2,478,918
Real estate and other assets, net, held for sale	34,166	177,235
Cash and cash equivalents	16,690	1,212
Restricted cash	2,027	16,223
Accounts receivable, net	23,347	24,201
Notes receivable, net	7,871	9,232
Accrued straight-line rents receivable, net	68,364	60,349
Investment in unconsolidated affiliates	60,359	69,247
Deferred financing and leasing costs, net	66,352	59,059
Prepaid expenses and other	17,355	13,302

Total Assets	$2,844,853	$2,908,978

Liabilities, Minority Interest and Stockholders’ Equity:
Mortgages and notes payable	$1,465,129	$1,471,616
Accounts payable, accrued expenses and other liabilities	156,737	127,455
Financing obligations	35,530	34,154

Total Liabilities	1,657,396	1,633,225
Minority interest	79,726	94,134
Stockholders’ Equity:
Preferred stock	197,445	247,445
Common stock	562	540
Additional paid-in capital	1,449,337	1,419,683
Distributions in excess of net earnings	(538,098)	(479,901)
Accumulated other comprehensive loss	(1,515)	(2,212)
Deferred compensation	—	(3,936)

Total Stockholders’ Equity	1,107,731	1,181,619

Total Liabilities, Minority Interest and Stockholders’ Equity	$2,844,853	$2,908,978

Highwoods Properties, Inc.	Page 3	12/31/06

Estimated Net Asset Value Ranges

Dollars in thousands, except per share amounts

The information on this Page is provided to assist in the calculation of Net Asset Value using a range of Capitalization rates and Projected Net Operating Income among other Factors. It is not intended to be an asset by asset valuation.

NOI Cap Rates:
Office	6.50%	6.75%	7.00%
Retail	5.25%	5.50%	5.75%
Industrial/Other	6.75%	7.00%	7.25%

Weighted average	6.36%	6.61%	6.86%

Wholly-Owned Properties Projected Net Operating Income 1/
Office	$209,693	$209,693	$209,693
Retail	27,764	27,764	27,764
Industrial/Other	22,038	22,038	22,038

Total Net Operating Income	$259,495	$259,495	$259,495

Wholly-Owned Properties Capitalized Value
Office	$3,226,046	$3,106,563	$2,995,614
Retail	528,838	504,800	482,852
Industrial/Other	326,489	314,829	303,972

Total capitalized value - wholly owned properties	$4,081,373	$3,926,192	$3,782,439

Highwoods’ Share of Joint Ventures (Includes Consolidated JVs)
Net operating income - projected	$34,608	$34,608	$34,608
Capitalization rates	6.50%	6.75%	7.00%

Capitalized value - joint venture interests	$532,431	$512,711	$494,400

Total In-Service Property Value	$4,613,804	$4,438,903	$4,276,839

Value of Other income
Development, leasing and management fees	$6,061	$6,061	$6,061
Capitalization rate	20%	20%	20%

Value of other income	$30,306	$30,306	$30,306

Add Other assets:
Development pipeline investment at 135% of cost 2/	$204,555	$204,555	$204,555
Low occupancy assets at NBV 3/	80,478	80,478	80,478
Property held for sale at net sales price	68,801	68,801	68,801
Land held for development at market value	139,009	139,009	139,009
Cash and cash equivalents	14,388	14,388	14,388
Restricted cash	1,764	1,764	1,764
Accounts receivable, net	23,200	23,200	23,200
Notes receivable and prepaid expenses	25,035	25,035	25,035

Other assets total	$557,229	$557,229	$557,229

Gross Value of Assets	$5,201,339	$5,026,438	$4,864,374

Deductions:
Total liabilities	$157,709	$157,709	$157,709
Mortgages and notes payable, at estimated fair value	1,445,554	1,445,554	1,445,554
Preferred stock, at redemption value	197,445	197,445	197,445
Highwoods’ share of joint ventures liabilities	281,565	281,565	281,565

Estimated Net Asset Value	$3,119,065	$2,944,164	$2,782,100

Estimated diluted common shares and operating units for 2007	62,600	62,600	62,600

Estimated Net Asset Value Per Share	$49.83	$47.03	$44.44

1/	NOI excludes straight line income, lease termination fee income, NOI related to completed not stabilized developments, and NOI on certain low occupancy assets.
2/	Represents average increase in value based on projected development yields on cost compared to projected market valuations.
3/	Consolidated Properties NOI is adjusted to eliminate the net NOI for certain low occupancy properties for which a NOI capitalization approach is not appropriate. For those low occupancy assets, their net book value (after depreciation) is added as an estimate of their current valuation.

Highwoods Properties, Inc.	Page 4	12/31/06

Components of Discontinued Operations

Dollars in thousands

	Year Ended		Three Months Ended
	12/31/06	12/31/05	12/31/06	09/30/06	06/30/06	03/31/06	12/31/05
Rental and other revenues	$12,976	$54,613	$2,106	$3,521	$2,967	$4,382	$8,605
Operating expenses:
Rental property and other expenses	5,254	23,158	952	1,515	1,163	1,624	3,846
Depreciation and amortization	3,386	16,841	460	817	1,003	1,106	1,957
General and administrative	87	859	12	75	—	—	10

Total operating expenses	8,727	40,858	1,424	2,407	2,166	2,730	5,813

Interest expense	560	1,218	78	277	102	103	146
Other income	65	195	12	14	21	18	55
Income before minority interest and gains, net of impairments, on sales of discontinued operations	3,754	12,732	616	851	720	1,567	2,701
Minority interest in discontinued operations	(333)	(1,228)	(50)	(75)	(64)	(144)	(250)

Income from discontinued operations before net gains on sales and impairment of discontinued operations	3,421	11,504	566	776	656	1,423	2,451
Net gains on sale and (impairment) of discontinued operations	15,082	25,754	10,037	2,838	313	1,894	(1,806)
Minority interest in discontinued operations	(1,224)	(2,528)	(817)	(243)	(28)	(136)	167

Gains on sales and impairment of discontinued operations, net of minority interest	13,858	23,226	9,220	2,595	285	1,758	(1,639)

Total discontinued operations	$17,279	$34,730	$9,786	$3,371	$941	$3,181	$812

Highwoods Properties, Inc.	Page 5	12/31/06

Capitalization

Dollars, shares, and units in thousands

	12/31/06	09/30/06	06/30/06	03/31/06	12/31/05
Long-Term Debt (see pages 7 & 8):	$1,465,129	$1,461,105	$1,466,839	$1,450,251	$1,471,616

Financing Obligations:	$35,530	$36,098	$36,002	$34,282	$34,154

Preferred Stock (at liquidation value):
Series A 8 5/8% Perpetual Preferred Stock	$104,945	$104,945	$104,945	$104,945	$104,945
Series B 8% Perpetual Preferred Stock	92,500	92,500	92,500	92,500	142,500

Total preferred stock	$197,445	$197,445	$197,445	$197,445	$247,445

Common Shares and Units Outstanding:
Common stock outstanding	56,211	55,635	54,131	54,142	54,029
Minority interest partnership units	4,733	5,014	5,234	5,401	5,450

Total common shares and units outstanding	60,944	60,649	59,365	59,543	59,479

Stock price at period end	$40.76	$37.21	$36.18	$33.73	$28.45

Market value of common equity	$2,484,077	$2,256,749	$2,147,826	$2,008,385	$1,692,178

Total market capitalization with debt and obligations	$4,182,181	$3,951,397	$3,848,112	$3,690,363	$3,445,393

See pages 29 to 35 for information regarding Highwoods’ Joint Ventures.

Highwoods Properties, Inc.	Page 6	12/31/06

Long-Term Debt Summary

Dollars in thousands

	12/31/06	09/30/06	06/30/06	03/31/06	12/31/05
Balances Outstanding:

Secured:
Conventional fixed rate 1/	$730,732	$691,662	$695,832	$699,949	$667,138
Variable rate debt	10,897	12,943	13,007	12,302	53,978

Secured total	741,629	704,605	708,839	712,251	721,116

Unsecured:
Fixed rate bonds and notes	350,000	460,000	460,000	460,000	460,000
Variable rate debt	—	—	—	100,000	100,000
Credit facility	373,500	296,500	298,000	178,000	190,500

Unsecured total	723,500	756,500	758,000	738,000	750,500

Total	$1,465,129	$1,461,105	$1,466,839	$1,450,251	$1,471,616

End of Period Weighted Average Interest Rates:

Secured:
Conventional fixed rate	6.78%	6.92%	6.93%	6.93%	7.01%
Variable rate debt	6.55%	5.93%	5.85%	5.43%	5.51%

Secured total	6.78%	6.91%	6.91%	6.90%	6.89%

Unsecured:
Fixed rate bonds	7.48%	7.37%	7.37%	7.37%	7.37%
Variable rate debt	—	—	—	5.80%	5.37%
Credit facility	6.14%	6.22%	5.96%	5.81%	5.42%

Unsecured total	6.79%	6.92%	6.81%	6.78%	6.61%

Average	6.78%	6.91%	6.86%	6.84%	6.75%

Maturity Schedule:

	Future Maturities of Debt		Total Debt 2/	Average Interest Rate
Year	Secured Debt 2/	Unsecured Debt
2007	$77,291	$—	$77,291	8.00%
2008	—	100,000	100,000	7.13%
2009 3/	140,608	423,500	564,108	6.73%
2010	—	—	—	6.90%
2011	—	—	—	7.79%
2012	212,800	—	212,800	6.94%
2013	272,813	—	272,813	5.90%
2014	38,117	—	38,117	5.79%
2015	—	—	—	5.79%
2016	—	—	—	—
Thereafter	—	200,000	200,000	7.50%

Total maturities	$741,629	$723,500	$1,465,129	6.78%

Weighted average maturity = 4.37 years

1/	Includes a $22.8 million loan related to a consolidated 20% owned joint venture (Harborview) and $38.1 million in loans at December 31, 2006 related to a consolidated 50% joint venture (Markel).
2/	All periods exclude annual principal amortization.
3/	The $564.1 million of unsecured debt maturities includes $373.5 million related to the credit facility which matures in 2009 (excludes one-year extension option).

Highwoods Properties, Inc.	Page 7	12/31/06

Long-Term Debt Detail

Dollars in thousands
Secured Loans	Rate	Maturity Date	Loan Balance 12/31/06	Undepreciated Book Value of Assets Secured
Lender
Northwestern Mutual	6.03%	Mar-13	$137,810	$168,235
Northwestern Mutual	7.05%	Jan-12	190,000	280,498
Massachusetts Mutual Life Ins. Co. 1/	5.68%	Dec-13	123,271	201,022
Northwestern Mutual 2/	8.17%	Feb-07	61,426	137,091
Monumental Life Ins. Co. 3/	7.77%	Nov-09	82,622	199,290
Monumental Life Ins. Co. 3/	7.87%	Nov-09	52,126	—
Metropolitan Life Ins. Co. 4/	6.06%	Oct-12	22,800	38,953
Principal Life Insurance Company 5/	5.79%	Jan-14	11,685	14,888
Principal Life Insurance Company 5/	5.79%	Jan-14	11,685	18,781
PNC/Regions/Wachovia 6/	6.55%	Oct-07	10,897	17,570
Massachusetts Mutual Life Ins. Co. 1/	6.48%	Dec-13	10,858	—
Principal Life Insurance Company 5/	5.74%	Jan-14	9,216	14,285
Principal Life Insurance Company 5/	5.89%	Jan-14	5,531	7,514
PFL Life Ins. Co. 2/	8.07%	Jun-07	4,968	23,676
Lutheran Brotherhood	6.75%	Apr-09	3,806	8,016
Security Life of Denver	8.85%	Aug-09	2,054	9,383
American United Life	9.00%	Jun-13	874	3,321

	6.78%		741,629	$1,142,523

Unsecured Bonds
Bonds	7.13%	Feb-08	100,000
Bonds	8.13%	Jan-09	50,000
Bonds	7.50%	Apr-18	200,000

	7.48%		350,000

Unsecured Loans
Credit facility 6/	6.14%	May-09	373,500

Total Debt	6.78%		$1,465,129

1/	These two loans are secured by the same assets.
2/	This loan was paid off on 2/1/2007.
3/	These two loans are secured by the same assets.
4/	Loan relates to a consolidated 20% owned joint venture (Harborview).
5/	Loans relate to a consolidated 50% owned joint venture (Markel).
6/	Floating rate loan based on one month libor. Maturity date excludes one-year extension option.

Highwoods Properties, Inc.	Page 8	12/31/06

Portfolio Summary - Wholly-Owned Properties Only 1/

(Rentable Square Feet)

	12/31/06	09/30/06	06/30/06	03/31/06	12/31/05
Office Industrial & Retail
In-Service:
Office 2/	19,244,000	19,507,000	19,704,000	19,691,000	21,412,000
Industrial	6,281,000	6,605,000	6,706,000	6,706,000	6,977,000
Retail 3/	1,327,000	1,431,000	1,408,000	1,408,000	1,416,000

Total 4/	26,852,000	27,543,000	27,818,000	27,805,000	29,805,000

Development Completed - Not Stabilized:
Office 2/	504,000	311,000	153,000	—	—
Industrial	418,000	—	—	—	—
Retail	—	—	—	9,600	9,600

Total	922,000	311,000	153,000	9,600	9,600

Development - In Process:
Office 2/	1,357,000	1,405,000	1,268,000	1,026,000	533,000
Industrial	383,000	681,000	418,000	418,000	—
Retail	—	—	23,000	23,000	—

Total	1,740,000	2,086,000	1,709,000	1,467,000	533,000

Total:
Office 2/	21,105,000	21,223,000	21,125,000	20,717,000	21,945,000
Industrial	7,082,000	7,286,000	7,124,000	7,124,000	6,977,000
Retail 3/	1,327,000	1,431,000	1,431,000	1,440,600	1,425,600

Total 4/	29,514,000	29,940,000	29,680,000	29,281,600	30,347,600

Same Property
Office 2/	18,798,000	18,798,000	18,798,000	18,798,000	18,798,000
Industrial	5,928,000	5,928,000	5,928,000	5,928,000	5,928,000
Retail	1,304,000	1,304,000	1,304,000	1,304,000	1,304,000

Total	26,030,000	26,030,000	26,030,000	26,030,000	26,030,000

Percent Leased/Pre-Leased:
In-Service:
Office	89.0%	88.1%	87.1%	87.1%	87.5%
Industrial	91.7%	91.8%	89.5%	88.0%	92.4%
Retail	95.7%	96.2%	95.3%	95.7%	97.5%

Total	90.0%	89.4%	88.1%	87.7%	89.1%

Development Completed - Not Stabilized:
Office	62.8%	52.3%	17.0%	—	—
Industrial	44.0%	—	—	—	—
Retail	—	—	—	88.0%	87.0%

Total	54.3%	52.3%	17.0%	88.0%	87.0%

Development - In Process:
Office	55.3%	58.4%	53.7%	57.1%	37.2%
Industrial	0.0%	27.0%	44.0%	43.8%	—
Retail	—	—	100.0%	100.0%	—

Total	43.1%	48.2%	51.9%	54.0%	37.2%

Same Property
Office	88.7%	87.9%	87.0%	87.0%	88.5%
Industrial	91.2%	91.0%	89.3%	87.5%	93.2%
Retail	95.6%	96.1%	95.0%	95.2%	97.9%

Total	89.6%	89.0%	87.9%	87.5%	90.0%

1/	Excludes properties recorded on our Balance Sheet that relate to joint ventures properties that are consolidated under GAAP.
2/	Substantially all of our Office properties are located in suburban markets.
3/	Excludes 430,000 square feet of basement space in the Country Club Plaza and other Kansas City Retail properties.
4/	Excludes minor for rent apartment buildings.

Highwoods Properties, Inc.	Page 9	12/31/06

Portfolio Summary

(Continued)

As of December 31, 2006

Summary by Location, Wholly-Owned Properties Only 1/:
	Rentable Square Feet		Occupancy	Percentage of Annualized Cash Revenue 2/
Market				Office	Industrial	Retail	Total
Raleigh 3/	3,810,000		86.1%	14.6%	—	—	14.6%
Atlanta	5,515,000		94.0%	10.3%	4.0%	—	14.3%
Kansas City	2,225,000	4/	90.1%	4.3%	—	9.7%	14.0%
Tampa	2,332,000		97.7%	13.2%	—	—	13.2%
Nashville	2,876,000		91.6%	13.0%	—	—	13.0%
Piedmont Triad 5/	5,195,000		88.7%	7.0%	3.7%	—	10.7%
Richmond	2,024,000		89.8%	8.9%	—	—	8.9%
Memphis	1,197,000		91.8%	5.6%	—	—	5.6%
Greenville	1,108,000		75.3%	3.4%	0.1%	—	3.5%
Orlando	218,000		100.0%	1.2%	—	—	1.2%
Columbia	252,000		48.7%	0.5%	—	—	0.5%
Other	100,000		73.6%	0.5%	—	—	0.5%

Total	26,852,000		90.0%	82.5%	7.8%	9.7%	100.0%

Summary by Location, Including Joint Venture Properties:

	Rentable Square Feet		Occupancy	Percentage of Annualized Cash Revenue 2/ 6/
Market				Office	Industrial	Retail	Multi-Family	Total
Atlanta	6,350,000		94.1%	10.5%	3.5%	—	—	14.0%
Kansas City	2,946,000	4/	88.1%	4.8%	—	8.5%	—	13.3%
Raleigh	4,265,000		87.5%	13.2%	—	—	—	13.2%
Tampa	2,537,000		97.9%	12.0%	—	—	—	12.0%
Nashville	2,876,000		91.6%	11.4%	—	—	—	11.4%
Piedmont Triad	5,559,000		89.4%	6.6%	3.3%	—	—	9.9%
Richmond	2,437,000		91.6%	8.4%	—	—	—	8.4%
Memphis	1,197,000		91.8%	5.0%	—	—	—	5.0%
Des Moines	2,475,000		93.5%	3.4%	0.5%	0.1%	0.4%	4.4%
Orlando	1,904,000		95.2%	4.3%	—	—	—	4.3%
Greenville	1,108,000		75.4%	3.0%	0.1%	—	—	3.1%
Other	210,000		87.4%	0.5%	—	—	—	0.5%
Columbia	252,000		48.7%	0.4%	—	—	—	0.4%
Charlotte	148,000		100.0%	0.1%	—	—	—	0.1%

Total	34,264,000		90.9%	83.6%	7.4%	8.6%	0.4%	100.0%

1/	Excludes properties recorded on our Balance Sheet that relate to joint ventures properties that are consolidated under GAAP.
2/	Annualized Cash Revenue is December, 2006 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.
3/	Raleigh Market encompasses Raleigh, Durham, Cary, and Research Triangle metropolitan area.
4/	Excludes 430,000 square feet of basement space in the Country Club Plaza and other Kansas City Retail properties.
5/	Piedmont Triad Market encompasses Greensboro, Winston-Salem metropolitan area.
6/	Includes Highwoods’ share of Joint Venture Annualized Rental Revenue, see page 33.

Highwoods Properties, Inc.	Page 10	12/31/06

Portfolio Summary - Wholly-Owned Properties Only

(Continued)

As of December 31, 2006
	Office Properties 1/			Industrial
Market	Rentable Square Feet	Occupancy	Percentage of Office Annualized Cash Revenue 2/	Rentable Square Feet	Occupancy	Percentage of Industrial Annualized Cash Revenue 2/
Raleigh	3,810,000	86.1%	17.8%	—	—	—
Tampa	2,332,000	97.7%	16.2%	—	—	—
Nashville	2,876,000	91.6%	15.7%	—	—	—
Atlanta	2,460,000	90.4%	12.5%	3,055,000	96.9%	51.5%
Richmond	2,024,000	89.8%	10.7%	—	—	—
Piedmont Triad	2,076,000	88.3%	8.4%	3,119,000	88.9%	47.4%
Memphis	1,197,000	91.8%	6.8%	—	—	—
Kansas City	894,000	81.9%	5.2%	4,000	46.5%	0.1%
Greenville	1,005,000	80.5%	4.1%	103,000	25.4%	1.0%
Orlando	218,000	100.0%	1.4%	—	—	—
Columbia	252,000	48.7%	0.6%	—	—	—
Other	100,000	73.6%	0.6%	—	—	—

	19,244,000	89.0%	100.0%	6,281,000	91.7%	100.0%

	Retail
Market	Rentable Square Feet	Occupancy	Percentage of Retail Annualized Cash Revenue 2/
Kansas City 3/	1,327,000	95.7%	100.0%

	1,327,000	95.7%	100.0%

1/	Excludes properties recorded on our Balance Sheet that relate to joint ventures properties that are consolidated under GAAP.
2/	Annualized Cash Revenue is December, 2006 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.
3/	Excludes 430,000 square feet of basement space in the Country Club Plaza and other Kansas City Retail properties.

Highwoods Properties, Inc.	Page 11	12/31/06

Occupancy Trends - Office, Industrial and Retail Properties 1/

Market	Measurement	12/31/06	09/30/06	06/30/06	03/31/06	12/31/05
Atlanta	Rentable Square Feet	5,515,000	5,584,000	5,584,000	5,584,000	6,806,000
	Occupancy	94.0%	92.4%	91.8%	91.1%	87.4%
	Current Properties 2/	94.0%	92.7%	92.1%	91.3%	91.1%

Columbia	Rentable Square Feet	252,000	252,000	252,000	252,000	426,000
	Occupancy	48.7%	49.4%	49.8%	41.4%	58.9%
	Current Properties 2/	48.7%	49.4%	49.8%	41.4%	38.2%

Greenville	Rentable Square Feet	1,109,000	1,109,000	1,110,000	1,106,000	1,105,000
	Occupancy	75.3%	75.0%	68.8%	73.4%	73.0%
	Current Properties 2/	75.3%	75.0%	68.9%	73.2%	72.8%

Kansas City 3/	Rentable Square Feet	2,224,000	2,329,000	2,306,000	2,306,000	2,314,000
	Occupancy	90.1%	90.7%	89.9%	90.4%	92.2%
	Current Properties 2/	90.0%	90.3%	89.5%	89.8%	92.2%

Memphis	Rentable Square Feet	1,197,000	1,197,000	1,197,000	1,197,000	1,197,000
	Occupancy	91.8%	91.9%	89.7%	90.0%	88.8%
	Current Properties 2/	91.8%	91.9%	89.7%	89.9%	88.8%

Nashville	Rentable Square Feet	2,876,000	2,875,000	2,874,000	2,874,000	2,874,000
	Occupancy	91.6%	92.8%	90.8%	90.6%	94.0%
	Current Properties 2/	91.6%	92.8%	90.8%	90.6%	93.9%

Orlando	Rentable Square Feet	218,000	218,000	218,000	218,000	218,000
	Occupancy	100.0%	100.0%	100.0%	99.5%	100.0%
	Current Properties 2/	100.0%	100.0%	100.0%	99.5%	100.0%

Piedmont Triad	Rentable Square Feet	5,195,000	5,589,000	5,598,000	5,589,000	5,589,000
	Occupancy	88.7%	89.9%	88.6%	86.7%	93.1%
	Current Properties 2/	88.6%	89.5%	88.6%	86.8%	93.7%

Raleigh	Rentable Square Feet	3,810,000	3,812,000	4,101,000	4,102,000	4,232,000
	Occupancy	86.1%	82.6%	83.0%	82.7%	87.5%
	Current Properties 2/	86.1%	82.6%	82.7%	82.6%	87.6%

Richmond	Rentable Square Feet	2,024,000	1,954,000	1,954,000	1,954,000	1,955,000
	Occupancy	89.8%	88.6%	88.0%	91.3%	94.4%
	Current Properties 2/	89.5%	88.5%	88.0%	91.2%	94.4%

Tampa	Rentable Square Feet	2,332,000	2,524,000	2,524,000	2,523,000	2,989,000
	Occupancy	97.7%	96.0%	93.6%	91.9%	87.6%
	Current Properties 2/	97.7%	96.8%	95.5%	93.3%	90.8%

Total 4/	Rentable Square Feet	26,752,000	27,443,000	27,718,000	27,705,000	29,705,000
	Occupancy	90.0%	89.4%	88.1%	87.7%	89.1%

	Current Properties 2/	89.9%	89.3%	88.3%	87.9%	90.3%

1/	Excludes properties recorded on our Balance Sheet that relate to joint ventures properties that are consolidated under GAAP.
2/	Only includes properties that were owned and in-service for all periods shown.
3/	Excludes 430,000 square feet of basement space in the Country Club Plaza and other Kansas City Retail properties.
4/	Excludes a 100,000 square foot building located in South Florida.

Highwoods Properties, Inc.	Page 12	12/31/06

Leasing Statistics

Office Portfolio 1/

	Three Months Ended
	12/31/06 2/	9/30/06 3/	6/30/06 4/	3/31/06 5/	12/31/05 6/	Average
Net Effective Rents Related to Re-Leased Space:
Number of lease transactions (signed leases)	137	140	141	188	171	155
Rentable square footage leased	868,941	915,289	950,460	944,222	1,169,148	969,612
Square footage of Renewal Deals	601,796	681,640	486,998	528,275	890,582	637,858
Renewed square footage (% of total)	69.3%	74.5%	51.2%	55.9%	76.2%	65.8%
New Leases square footage (% of total)	30.7%	25.5%	48.8%	44.1%	23.8%	34.2%
Weighted average per rentable square foot over the lease term:
Base rent	$19.72	$19.23	$17.29	$18.06	$17.37	$18.33
Tenant improvements	(1.77)	(1.56)	(1.71)	(1.52)	(1.67)	(1.65)
Leasing commissions 7/	(0.56)	(0.46)	(0.48)	(0.62)	(0.66)	(0.56)
Rent concessions	(0.22)	(0.11)	(0.22)	(0.31)	(0.27)	(0.23)

Effective rent	17.17	17.10	14.88	15.61	14.77	15.89
Expense stop	(5.45)	(5.04)	(5.53)	(5.57)	(4.79)	(5.28)

Equivalent effective net rent	$11.72	$12.06	$9.35	$10.04	$9.98	$10.61

Weighted average term in years	5.2	4.5	4.5	4.3	5.0	4.7

Capital Expenditures Related to Re-leased Space:
Tenant Improvements:
Total dollars committed under signed leases	$9,392,949	$7,994,295	$8,416,490	$7,270,758	$10,506,779	$8,716,254
Rentable square feet	868,941	915,289	950,460	944,222	1,169,148	969,612

Per rentable square foot	$10.81	$8.73	$8.86	$7.70	$8.99	$8.99

Leasing Commissions:
Total dollars committed under signed leases 7/	$2,256,508	$2,144,582	$2,198,017	$2,363,857	$3,551,312	$2,502,855
Rentable square feet	868,941	915,289	950,460	944,222	1,169,148	969,612

Per rentable square foot	$2.60	$2.34	$2.31	$2.50	$3.04	$2.58

Total:
Total dollars committed under signed leases	$11,649,457	$10,138,877	$10,614,507	$9,634,615	$14,058,091	$11,219,109
Rentable square feet	868,941	915,289	950,460	944,222	1,169,148	969,612

Per rentable square foot	$13.41	$11.08	$11.17	$10.20	$12.02	$11.57

1/	Excludes properties recorded on our Balance Sheet that relate to joint ventures properties that are consolidated under GAAP.
2/	Includes 17K square feet of leases that start in 2009 or later.
3/	Includes 179K square feet of leases that start in 2008 or later.
4/	Includes 74K square feet of leases that start in 2008 or later.
5/	Includes 82K square feet of leases that start in 2008 or later.
6/	Includes 171K square feet of leases that start in 2008 or later.
7/	Excludes a full allocation of internal leasing costs.

Highwoods Properties, Inc.	Page 13	12/31/06

Leasing Statistics

Industrial Portfolio

	Three Months Ended
	12/31/06	9/30/06	6/30/06 1/	3/31/06 2/	12/31/05 3/	Average
Net Effective Rents Related to Re-Leased Space:
Number of lease transactions (signed leases)	17	23	36	22	29	25
Rentable square footage leased	539,939	485,936	974,807	300,496	532,917	566,819
Square footage of Renewal Deals	315,423	237,061	543,537	165,621	274,174	307,163
Renewed square footage (% of total)	58.4%	48.8%	55.8%	55.1%	51.4%	54.2%
New Leases square footage (% of total)	41.6%	51.2%	44.2%	44.9%	48.6%	45.8%

Weighted average per rentable square foot over the lease term:
Base rent	$3.81	$4.13	$3.44	$4.46	$4.14	$4.00
Tenant improvements	(0.45)	(0.31)	(0.17)	(0.79)	(0.32)	(0.41)
Leasing commissions 4/	(0.14)	(0.09)	(0.07)	(0.15)	(0.14)	(0.12)
Rent concessions	(0.05)	(0.11)	(0.01)	(0.13)	(0.09)	(0.08)

Effective rent	3.17	3.62	3.19	3.39	3.59	3.39
Expense stop	(0.08)	(0.17)	(0.10)	(0.17)	(0.15)	(0.13)

Equivalent effective net rent	$3.09	$3.45	$3.09	$3.22	$3.44	$3.26

Weighted average term in years	5.2	3.8	2.9	3.5	3.9	3.9

Capital Expenditures Related to Re-leased Space:
Tenant Improvements:
Total dollars committed under signed leases	$1,323,790	$732,593	$895,575	$1,032,151	$796,212	$956,064
Rentable square feet	539,939	485,936	974,807	300,496	532,917	566,819

Per rentable square foot	$2.45	$1.51	$0.92	$3.43	$1.49	$1.69

Leasing Commissions:
Total dollars committed under signed leases 4/	$433,927	$109,087	$144,376	$191,615	$355,767	$246,954
Rentable square feet	539,939	485,936	974,807	300,496	532,917	566,819

Per rentable square foot	$0.80	$0.22	$0.15	$0.64	$0.67	$0.44

Total:
Total dollars committed under signed leases	$1,757,717	$841,680	$1,039,951	$1,223,766	$1,151,979	$1,203,019
Rentable square feet	539,939	485,936	974,807	300,496	532,917	566,819

Per rentable square foot	$3.26	$1.73	$1.07	$4.07	$2.16	$2.12

1/	Includes 14K square feet of leases that start in 2008 or later.
2/	Includes 10K square feet of leases that start in 2008 or later.
3/	Includes 12K square feet of leases that start in 2008 or later.
4/	Excludes a full allocation of internal leasing costs.

Highwoods Properties, Inc.	Page 14	12/31/06

Leasing Statistics

Retail Portfolio

	Three Months Ended
	12/31/06	09/30/06	06/30/06	3/31/06	12/31/05	Average
Net Effective Rents Related to Re-Leased Space:
Number of lease transactions (signed leases)	8	8	5	12	9	8
Rentable square footage leased	23,748	26,472	13,573	49,479	19,320	26,518
Square footage of Renewal Deals	9,855	17,179	3,919	36,129	2,729	13,962
Renewed square footage (% of total)	41.5%	64.9%	28.9%	73.0%	14.1%	52.7%
New Leases square footage (% of total)	58.5%	35.1%	71.1%	27.0%	85.9%	47.3%

Weighted average per rentable square foot over the lease term:
Base rent	$18.27	$24.75	$30.32	$19.22	$23.03	$23.12
Tenant improvements	(0.08)	(1.40)	(4.28)	(0.41)	(1.33)	(1.50)
Leasing commissions 1/	(0.41)	(0.61)	(1.04)	(0.28)	(0.60)	(0.59)
Rent concessions	(0.20)	0.00	0.00	(0.06)	(0.35)	(0.12)

Effective rent	17.58	22.74	25.00	18.47	20.75	20.91
Expense stop	0.00	0.00	0.00	0.00	0.00	0.00

Equivalent effective net rent	$17.58	$22.74	$25.00	$18.47	$20.75	$20.91

Weighted average term in years	8.6	5.2	10.8	11.1	6.1	8.3

Capital Expenditures Related to Re-leased Space:

Tenant Improvements:
Total dollars committed under signed leases	$15,000	$288,272	$838,555	$186,372	$251,252	$315,890
Rentable square feet	23,748	26,472	13,573	49,479	19,320	26,518

Per rentable square foot	$0.63	$10.89	$61.78	$3.77	$13.00	$11.91

Leasing Commissions:
Total dollars committed under signed leases 1/	$1,981	$46,048	$63,681	$42,804	$13,721	$33,647
Rentable square feet	23,748	26,472	13,573	49,479	19,320	26,518

Per rentable square foot	$0.08	$1.74	$4.69	$0.87	$0.71	$1.27

Total:
Total dollars committed under signed leases	$16,981	$334,320	$902,236	$229,176	$264,973	$349,537
Rentable square feet	23,748	26,472	13,573	49,479	19,320	26,518

Per rentable square foot	$0.72	$12.63	$66.47	$4.63	$13.71	$13.18

1/	Excludes a full allocation of internal leasing costs.

Highwoods Properties, Inc.	Page 15	12/31/06

Leasing Statistics by Market

For the Three Months ended December 31, 2006

Office Portfolio 1/

Market	Rentable Square Feet Leased	Average Term	GAAP Rental Rate	TI’s Per SF	Lease Commissions Per SF 2/
Raleigh	226,296	6.2	$19.93	$10.40	$3.50
Atlanta	214,566	5.8	19.20	16.85	2.07
Nashville	138,979	5.0	21.77	8.51	3.34
Piedmont Triad	97,288	3.3	16.14	5.15	0.22
Richmond	65,719	5.3	16.46	5.86	1.32
Kansas City	58,427	4.0	22.37	8.61	3.29
Greenville	27,295	5.1	17.99	23.80	5.12
Tampa	21,578	4.0	20.39	5.93	1.07
Memphis	18,793	2.5	21.24	3.85	1.14

	868,941	5.2	$19.50	$10.81	$2.60

Industrial Portfolio

Market	Rentable Square Feet Leased	Average Term	GAAP Rental Rate	TI’s Per SF	Lease Commissions Per SF 2/
Piedmont Triad	360,190	5.4	$3.45	$1.63	$0.74
Atlanta	179,749	4.6	4.37	4.09	0.93

	539,939	5.2	$3.76	$2.45	$0.80

Retail Portfolio

Market	Rentable Square Feet Leased	Average Term	GAAP Rental Rate	TI’s Per SF	Lease Commissions Per SF
Kansas City	23,748	8.6	$18.07	$0.63	$0.08

	23,748	8.6	$18.07	$0.63	$0.08

1/	Excludes properties recorded on our Balance Sheet that relate to joint ventures properties that are consolidated under GAAP.
2/	Lease commisions per square foot excludes capitalized internal leasing costs.

Highwoods Properties, Inc.	Page 16	12/31/06

Rental Rate Comparisons by Market

For the Three Months ended December 31, 2006

Office Portfolio 1/

Market	Rentable Square Feet Leased	Current Rent	Previous Rent	Percentage Change Rent
Raleigh	226,296	$19.93	$18.98	5.0%
Atlanta	214,566	19.20	20.63	-6.9%
Nashville	138,979	21.77	19.58	11.2%
Piedmont Triad	97,288	16.14	15.97	1.0%
Richmond	65,719	16.46	16.30	1.0%
Kansas City	58,427	22.37	20.61	8.5%
Greenville	27,295	17.99	17.11	5.1%
Tampa	21,578	20.39	16.78	21.5%
Memphis	18,793	21.24	18.45	15.1%

GAAP Rent Growth	868,941	$19.50	$18.95	2.9%

Cash Rent Growth	868,941	$19.09	$19.73	-3.3%

Industrial Portfolio

Market	Rentable Square Feet Leased	Current Rent	Previous Rent	Percentage Change Rent
Piedmont Triad	360,190	$3.45	$3.52	-2.0%
Atlanta	179,749	4.37	4.79	-8.8%

GAAP Rent Growth	539,939	$3.76	$3.94	-4.6%

Cash Rent Growth	539,939	$3.61	$4.07	-11.4%

Retail Portfolio

Market	Rentable Square Feet Leased	Current Rent	Previous Rent 2/	Percentage Change Rent
Kansas City	23,748	$18.07	$15.51	16.5%

GAAP Rent Growth	23,748	$18.07	$15.51	16.5%

Cash Rent Growth	23,748	$19.37	$15.80	22.6%

1/	Excludes properties recorded on our Balance Sheet that relate to joint ventures properties that are consolidated under GAAP.
2/	Excludes percentage rent.

Highwoods Properties, Inc.	Page 17	12/31/06

Lease Expirations

December 31, 2006

Dollars in thousands

Year	Rentable Square Feet Expiring	Percent of Rentable Square Feet	Annualized Cash Revenue 1/	Average Rental Rate	Percent of Annualized Cash Revenue 1/
Office: 2/
2007 /3	1,554,029	9.0%	$28,027	$18.04	8.7%
2008	2,145,074	12.4%	39,793	18.55	12.4%
2009	2,799,327	16.1%	53,375	19.07	16.5%
2010	2,323,591	13.4%	46,889	20.18	14.6%
2011	2,804,723	16.2%	51,220	18.26	15.9%
2012	1,731,147	10.0%	30,337	17.52	9.4%
2013	838,925	4.8%	15,145	18.05	4.7%
2014	550,008	3.2%	10,668	19.40	3.3%
2015	667,412	3.8%	13,427	20.12	4.2%
2016	729,111	4.2%	13,882	19.04	4.3%
2017 and thereafter	1,198,962	6.9%	19,253	16.06	6.0%

	17,342,309	100.0%	$322,016	$18.57	100.0%

Industrial:
2007 /4	1,011,155	17.0%	$5,807	$5.74	19.1%
2008	1,214,386	20.3%	5,589	4.60	18.3%
2009	961,855	16.2%	5,226	5.43	17.1%
2010	558,583	9.4%	3,004	5.38	9.8%
2011	639,024	10.8%	3,123	4.89	10.2%
2012	257,895	4.3%	1,287	4.99	4.2%
2013	166,289	2.8%	1,032	6.21	3.4%
2014	212,965	3.6%	1,151	5.40	3.8%
2015	169,882	2.9%	695	4.09	2.3%
2016	264,597	4.5%	883	3.34	2.9%
2017 and thereafter	486,150	8.2%	2,724	5.60	8.9%

	5,942,781	100.0%	$30,521	$5.14	100.0%

1/	Annualized Cash Revenue is December, 2006 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.
2/	Excludes properties recorded on our Balance Sheet that relate to joint ventures properties that are consolidated under GAAP.
3/	Includes 68,000 square feet of leases that are on a month to month basis or 0.2% of total annualized revenue.
4/	Includes 86,000 square feet of leases that are on a month to month basis or 0.1% of total annualized revenue.

Note:	2007 and beyond expirations that have been renewed are reflected above based on the renewal expiration date.

Highwoods Properties, Inc.	Page 18	12/31/06

Lease Expirations

December 31, 2006

(Continued)

Dollars in thousands

Year	Rentable Square Feet Expiring	Percent of Rentable Square Feet	Annualized Cash Revenue 1/	Average Rental Rate	Percent of Annualized Cash Revenue 1/
Retail:
2007 2/	65,255	5.1%	$1,771	$27.14	4.7%
2008	126,550	10.0%	3,658	28.91	9.7%
2009	142,868	11.3%	4,032	28.22	10.7%
2010	98,944	7.8%	3,438	34.75	9.1%
2011	71,009	5.6%	2,075	29.22	5.5%
2012	143,793	11.3%	4,322	30.06	11.5%
2013	55,903	4.4%	2,174	38.89	5.8%
2014	86,274	6.8%	1,673	19.39	4.4%
2015	130,127	10.2%	4,232	32.52	11.2%
2016	67,224	5.3%	2,639	39.26	7.0%
2017 and thereafter	281,837	22.2%	7,653	27.15	20.4%

	1,269,784	100.0%	$37,667	$29.66	100.0%

Total:
2007 3/ 4/	2,630,439	10.7%	$35,605	$13.54	9.1%
2008	3,486,010	14.2%	49,040	14.07	12.6%
2009	3,904,050	16.0%	62,633	16.04	16.0%
2010	2,981,118	12.1%	53,331	17.89	13.7%
2011	3,514,756	14.3%	56,418	16.05	14.4%
2012	2,132,835	8.7%	35,946	16.85	9.2%
2013	1,061,117	4.3%	18,351	17.29	4.7%
2014	849,247	3.5%	13,492	15.89	3.5%
2015	967,421	3.9%	18,354	18.97	4.7%
2016	1,060,932	4.3%	17,404	16.40	4.5%
2017 and thereafter	1,966,949	8.0%	29,630	15.06	7.6%

	24,554,874	100.0%	$390,204	$15.89	100.0%

1/	Annualized Cash Revenue is December, 2006 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.
2/	Includes 3,000 square feet of leases that are on a month to month basis or 0.0% of total annualized revenue.
3/	Includes 157,000 square feet of leases that are on a month to month basis or 0.3% of total annualized revenue.
4/	Excludes properties recorded on our Balance Sheet that relate to joint ventures properties that are consolidated under GAAP.

Note: 2007 and beyond expirations that have been renewed are reflected above based on the renewal expiration date.

Highwoods Properties, Inc.	Page 19	12/31/06

Office Lease Expirations by Market by Quarter 1/

Dollars in thousands
		Three Months Ended
		03/31/07 2/	06/30/07	09/30/07	12/31/07	Total
Atlanta	RSF	69,849	62,965	165,123	20,498	318,435
	% of Total Office RSF	0.4%	0.4%	1.0%	0.1%	1.8%
	Annualized Cash Revenue 3/	$855	$1,428	$2,865	$321	$5,469
	% of Total Office Annl Cash Rev	0.3%	0.4%	0.9%	0.1%	1.7%

Columbia	RSF	979	0	0	3,258	4,237
	% of Total Office RSF	0.0%	0.0%	0.0%	0.0%	0.0%
	Annualized Cash Revenue 3/	$14	$—	$—	$57	$71
	% of Total Office Annl Cash Rev	0.0%	0.0%	0.0%	0.0%	0.0%

Greenville	RSF	6,116	4,849	5,201	0	16,166
	% of Total Office RSF	0.0%	0.0%	0.0%	0.0%	0.1%
	Annualized Cash Revenue 3/	$105	$87	$108	$—	$300
	% of Total Office Annl Cash Rev	0.0%	0.0%	0.0%	0.0%	0.1%

Kansas City	RSF	51,845	9,773	20,813	16,189	98,620
	% of Total Office RSF	0.3%	0.1%	0.1%	0.1%	0.6%
	Annualized Cash Revenue 3/	$1,067	$208	$434	$336	$2,045
	% of Total Office Annl Cash Rev	0.3%	0.1%	0.1%	0.1%	0.6%

Memphis	RSF	37,220	15,668	18,629	12,849	84,366
	% of Total Office RSF	0.2%	0.1%	0.1%	0.1%	0.5%
	Annualized Cash Revenue 3/	$1,063	$320	$374	$262	$2,019
	% of Total Office Annl Cash Rev	0.3%	0.1%	0.1%	0.1%	0.6%

Nashville	RSF	49,075	105,782	74,496	12,077	241,430
	% of Total Office RSF	0.3%	0.6%	0.4%	0.1%	1.4%
	Annualized Cash Revenue 3/	$881	$1,593	$1,490	$238	$4,202
	% of Total Office Annl Cash Rev	0.3%	0.5%	0.5%	0.1%	1.3%

Orlando	RSF	2,389	11,607	1,358	6,340	21,694
	% of Total Office RSF	0.0%	0.1%	0.0%	0.0%	0.1%
	Annualized Cash Revenue 3/	$62	$203	$32	$156	$453
	% of Total Office Annl Cash Rev	0.0%	0.1%	0.0%	0.0%	0.1%

Piedmont Triad	RSF	138,294	34,933	11,372	34,674	219,273
	% of Total Office RSF	0.8%	0.2%	0.1%	0.2%	1.3%
	Annualized Cash Revenue 3/	$1,290	$619	$214	$528	$2,651
	% of Total Office Annl Cash Rev	0.4%	0.2%	0.1%	0.2%	0.8%

Raleigh	RSF	115,687	61,331	81,840	37,114	295,972
	% of Total Office RSF	0.6%	0.4%	0.5%	0.2%	1.7%
	Annualized Cash Revenue 3/	$1,969	$1,144	$1,615	$732	$5,460
	% of Total Office Annl Cash Rev	0.6%	0.4%	0.5%	0.2%	1.7%

Richmond	RSF	59,717	27,892	30,460	27,587	145,656
	% of Total Office RSF	0.3%	0.2%	0.2%	0.2%	0.8%
	Annualized Cash Revenue 3/	$1,163	$525	$564	$546	$2,798
	% of Total Office Annl Cash Rev	0.4%	0.2%	0.2%	0.2%	0.9%

Tampa	RSF	18,077	16,507	27,524	31,140	93,248
	% of Total Office RSF	0.1%	0.1%	0.2%	0.2%	0.5%
	Annualized Cash Revenue 3/	$421	$390	$658	$725	$2,194
	% of Total Office Annl Cash Rev	0.1%	0.1%	0.2%	0.2%	0.7%

Other	RSF	1,095	12,707	1,130	0	14,932
	% of Total Office RSF	0.0%	0.1%	0.0%	0.0%	0.1%
	Annualized Cash Revenue 3/	$5	$339	$23	$—	$367
	% of Total Office Annl Cash Rev	0.0%	0.1%	0.0%	0.0%	0.1%

Total	RSF	550,343	364,014	437,946	201,726	1,554,029
	% of Total Office RSF	3.1%	2.1%	2.5%	1.2%	8.9%
	Annualized Cash Revenue 3/	$8,895	$6,856	$8,377	$3,901	$28,029
	% of Total Office Annl Cash Rev	2.8%	2.1%	2.6%	1.2%	8.7%

1/	Excludes properties recorded on our Balance Sheet that relate to joint ventures properties that are consolidated under GAAP.
2/	Includes 68,000 square feet of leases that are on a month to month basis or 0.2% of total annualized revenue.
3/	Annualized Cash Revenue is December, 2006 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.

Highwoods Properties, Inc.	Page 20	12/31/06

Industrial Lease Expirations by Market by Quarter

Dollars in thousands

		Three Months Ended
		03/31/07 1/	06/30/07	09/30/07	12/31/07	Total
Atlanta	RSF	235,316	36,576	33,600	55,039	360,531
	% of Total Industrial RSF	4.0%	0.6%	0.6%	0.9%	6.1%
	Annualized Cash Revenue 2/	$1,277	$213	$123	$281	$1,894
	% of Total Industrial Annl Cash Rev	4.2%	0.7%	0.4%	0.9%	6.3%

Greenville	RSF	0	16,081	0	0	16,081
	% of Total Industrial RSF	0.0%	0.3%	0.0%	0.0%	0.3%
	Annualized Cash Revenue 2/	$—	$212	$—	$—	$212
	% of Total Industrial Annl Cash Rev	0.0%	0.7%	0.0%	0.0%	0.7%

Kansas City	RSF	0	0	0	0	0
	% of Total Industrial RSF	0.0%	0.0%	0.0%	0.0%	0.0%
	Annualized Cash Revenue 2/	$—	$—	$—	$—	$—
	% of Total Industrial Annl Cash Rev	0.0%	0.0%	0.0%	0.0%	0.0%

Piedmont Triad	RSF	257,014	193,574	126,755	57,200	634,543
	% of Total Industrial RSF	4.3%	3.3%	2.1%	1.0%	10.7%
	Annualized Cash Revenue 2/	$1,346	$760	$1,156	$440	$3,702
	% of Total Industrial Annl Cash Rev	4.4%	2.5%	3.8%	1.4%	12.1%

Total	RSF	492,330	246,231	160,355	112,239	1,011,155
	% of Total Industrial RSF	8.3%	4.1%	2.7%	1.9%	17.0%
	Annualized Cash Revenue 2/	$2,623	$1,185	$1,279	$721	$5,808
	% of Total Industrial Annl Cash Rev	8.6%	3.9%	4.2%	2.4%	19.1%

1/	Includes 86,000 square feet of leases that are on a month to month basis or 0.1% of total annualized revenue.
2/	Annualized Cash Revenue is December, 2006 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.

Highwoods Properties, Inc.	Page 21	12/31/06

Office Lease Expirations by Market by Year 1/

Dollars in thousands

		2007 2/	2008	2009	2010	Thereafter
Atlanta	RSF	318,435	365,567	338,354	80,624	1,121,633
	% of Total Office RSF	1.8%	2.1%	2.0%	0.5%	6.5%
	Annualized Cash Revenue 3/	$5,470	$6,272	$5,820	$1,618	$21,171
	% of Total Office Annl Cash Rev	1.7%	1.9%	1.8%	0.5%	6.6%

Columbia	RSF	4,237	69,987	8,409	6,475	33,579
	% of Total Office RSF	0.0%	0.4%	0.0%	0.0%	0.2%
	Annualized Cash Revenue 3/	$71	$1,068	$129	$100	$451
	% of Total Office Annl Cash Rev	0.0%	0.3%	0.0%	0.0%	0.1%

Greenville	RSF	16,166	78,679	60,122	62,986	590,782
	% of Total Office RSF	0.1%	0.5%	0.3%	0.4%	3.4%
	Annualized Cash Revenue 3/	$300	$1,465	$905	$1,034	$9,557
	% of Total Office Annl Cash Rev	0.1%	0.5%	0.3%	0.3%	3.0%

Kansas City	RSF	98,620	80,555	120,971	101,003	330,534
	% of Total Office RSF	0.6%	0.5%	0.7%	0.6%	1.9%
	Annualized Cash Revenue 3/	$2,045	$1,669	$2,403	$2,729	$7,788
	% of Total Office Annl Cash Rev	0.6%	0.5%	0.7%	0.8%	2.4%

Memphis	RSF	84,366	127,831	225,068	206,504	455,208
	% of Total Office RSF	0.5%	0.7%	1.3%	1.2%	2.6%
	Annualized Cash Revenue 3/	$2,019	$2,686	$4,290	$4,197	$8,841
	% of Total Office Annl Cash Rev	0.6%	0.8%	1.3%	1.3%	2.7%

Nashville	RSF	241,430	206,931	685,686	436,527	1,088,935
	% of Total Office RSF	1.4%	1.2%	4.0%	2.5%	6.3%
	Annualized Cash Revenue 3/	$4,201	$4,049	$13,129	$8,588	$20,590
	% of Total Office Annl Cash Rev	1.3%	1.3%	4.1%	2.7%	6.4%

Orlando	RSF	21,694	6,133	6,788	79,163	104,154
	% of Total Office RSF	0.1%	0.0%	0.0%	0.5%	0.6%
	Annualized Cash Revenue 3/	$453	$155	$157	$1,697	$2,139
	% of Total Office Annl Cash Rev	0.1%	0.0%	0.0%	0.5%	0.7%

Piedmont Triad	RSF	219,273	355,696	127,439	196,077	935,161
	% of Total Office RSF	1.3%	2.1%	0.7%	1.1%	5.4%
	Annualized Cash Revenue 3/	$2,651	$5,734	$2,033	$3,002	$13,759
	% of Total Office Annl Cash Rev	0.8%	1.8%	0.6%	0.9%	4.3%

Raleigh	RSF	295,972	399,823	600,774	404,336	1,687,990
	% of Total Office RSF	1.7%	2.3%	3.5%	2.3%	9.7%
	Annualized Cash Revenue 3/	$5,459	$7,509	$11,875	$6,993	$25,345
	% of Total Office Annl Cash Rev	1.7%	2.3%	3.7%	2.2%	7.9%

Richmond	RSF	145,656	250,797	204,517	247,067	1,054,863
	% of Total Office RSF	0.8%	1.4%	1.2%	1.4%	6.1%
	Annualized Cash Revenue 3/	$2,798	$4,637	$3,808	$4,447	$18,870
	% of Total Office Annl Cash Rev	0.9%	1.4%	1.2%	1.4%	5.9%

Tampa	RSF	93,248	186,757	414,414	474,850	1,109,958
	% of Total Office RSF	0.5%	1.1%	2.4%	2.7%	6.4%
	Annualized Cash Revenue 3/	$2,193	$4,004	$8,702	$11,867	$25,264
	% of Total Office Annl Cash Rev	0.7%	1.2%	2.7%	3.7%	7.8%

Other	RSF	14,932	16,318	6,785	27,979	7,491
	% of Total Office RSF	0.1%	0.1%	0.0%	0.2%	0.0%
	Annualized Cash Revenue 3/	$367	$544	$124	$617	$158
	% of Total Office Annl Cash Rev	0.1%	0.2%	0.0%	0.2%	0.0%

Total	RSF	1,554,029	2,145,074	2,799,327	2,323,591	8,520,288
	% of Total Office RSF	9.0%	12.4%	16.1%	13.4%	49.1%
	Annualized Cash Revenue 3/	$28,027	$39,792	$53,375	$46,889	$153,933
	% of Total Office Annl Cash Rev	8.7%	12.4%	16.6%	14.6%	47.8%

1/	Excludes properties recorded on our Balance Sheet that relate to joint ventures properties that are consolidated under GAAP.
2/	Includes 68,000 square feet of leases that are on a month to month basis or 0.2% of total annualized revenue.
3/	Annualized Cash Revenue is December, 2006 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.

Highwoods Properties, Inc.	Page 22	12/31/06

Industrial Lease Expirations by Market by Year

Dollars in thousands

		2007 1/	2008	2009	2010	Thereafter
Atlanta	RSF	360,531	575,710	340,555	294,369	1,388,085
	% of Total Industrial RSF	6.1%	9.7%	5.7%	5.0%	23.4%
	Annualized Cash Revenue 2/	$1,893	$2,958	$2,156	$1,580	$7,140
	% of Total Industrial Annl Cash Rev	6.2%	9.7%	7.1%	5.2%	23.4%

Greenville	RSF	16,081	5,350	4,794	0	0
	% of Total Industrial RSF	0.3%	0.1%	0.1%	0.0%	0.0%
	Annualized Cash Revenue 2/	$212	$61	$38	$—	$—
	% of Total Industrial Annl Cash Rev	0.7%	0.2%	0.1%	0.0%	0.0%

Kansas City	RSF	0	0	1,756	0	0
	% of Total Industrial RSF	0.0%	0.0%	0.0%	0.0%	0.0%
	Annualized Cash Revenue 2/	$—	$—	$20	$—	$—
	% of Total Industrial Annl Cash Rev	0.0%	0.0%	0.1%	0.0%	0.0%

Piedmont Triad	RSF	634,543	633,326	614,750	264,214	808,717
	% of Total Industrial RSF	10.7%	10.7%	10.3%	4.4%	13.6%
	Annualized Cash Revenue 2/	$3,702	$2,570	$3,012	$1,424	$3,755
	% of Total Industrial Annl Cash Rev	12.1%	8.4%	9.9%	4.7%	12.3%

Total	RSF	1,011,155	1,214,386	961,855	558,583	2,196,802
	% of Total Industrial RSF	17.0%	20.4%	16.2%	9.4%	37.0%
	Annualized Cash Revenue 2/	$5,807	$5,589	$5,226	$3,004	$10,895
	% of Total Industrial Annl Cash Rev	19.0%	18.3%	17.1%	9.8%	35.7%

1/	Includes 86,000 square feet of leases that are on a month to month basis or 0.1% of total annualized revenue.
2/	Annualized Cash Revenue is December, 2006 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.

Highwoods Properties, Inc.	Page 23	12/31/06

Customer Diversification 1/

December 31, 2006

Dollars in thousands

Top 20 Customers

Customer	RSF	Annualized Cash Revenue 2/	Percent of Annualized Cash Revenue 2/	Average Remaining Lease Term in Years
Federal Government	1,532,005	$26,486	6.79%	8.1
AT&T	672,986	12,701	3.25%	2.1
Price Waterhouse Coopers	332,931	8,475	2.17%	3.3
State Of Georgia	360,683	7,252	1.86%	3.2
T-Mobile USA	205,855	5,287	1.36%	7.0
Syniverse Technologies	198,750	4,581	1.17%	9.8
US Airways	293,007	3,995	1.02%	0.8
Volvo	278,940	3,974	1.02%	3.3
Lockton Companies	151,076	3,713	0.95%	8.2
Northern Telecom	246,000	3,651	0.94%	1.2
SCI Services	162,784	3,499	0.90%	10.6
Metropolitan Life Insurance	174,944	3,437	0.88%	7.0
BB&T	209,237	3,131	0.80%	5.6
Fluor Enterprises	147,041	2,658	0.68%	4.8
Jacobs Engineering Group	181,794	2,535	0.65%	9.0
Vanderbilt University	126,617	2,386	0.61%	8.8
Lifepoint Corporate Services	122,703	2,351	0.60%	4.5
Wachovia	97,792	2,109	0.54%	3.3
Icon Clinical Research	101,249	2,066	0.53%	6.1
The Martin Agency	118,518	2,038	0.52%	10.3

	5,714,912	$106,325	27.24%	5.8

By Industry

Category	Percent of Annualized Cash Revenue 2/
Professional, Scientific, and Technical Services	21.1%
Government/Public Administration	9.5%
Insurance	9.2%
Finance/Banking	9.0%
Retail Trade	7.5%
Telecommunication	7.0%
Manufacturing	6.9%
Wholesale Trade	6.1%
Health Care and Social Assistance	5.5%
Real Estate Rental and Leasing	3.7%
Information	2.9%
Transportation and Warehousing	2.8%
Accommodation and Food Services	2.8%
Administrative and Support Services	2.5%
Other Services (except Public Administration)	2.3%
Educational Services	1.2%

100.0%

1/	Excludes properties recorded on our Balance Sheet that relate to joint ventures properties that are consolidated under GAAP.
2/	Annualized Cash Revenue is December, 2006 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.

Highwoods Properties, Inc.	Page 24	12/31/06

Acquisition Activity

Dollars in thousands

Name	Market	Type 1/	Date Acquired	Square Footage	Total Cost
First quarter 2006:
None

Second quarter 2006:
None

Third quarter 2006:
None

Fourth quarter 2006:
Rhodia	Richmond	O	11/01/06	70,000	$10,725

Fourth quarter totals				70,000	$10,725

2006 totals				70,000	$10,725

1/	The letter “O” represents Office.

Highwoods Properties, Inc.	Page 25	12/31/06

Disposition Activity

Dollars in thousands

Name	Market	Type 1/	Date Sold	Square Footage	Occupancy	Gross Sales Price
First quarter 2006:
Office properties	Atlanta/Columbia/Tampa	O	01/09/06	1,596,000	74.9%
Industrial properties	Atlanta	I	01/09/06	271,000	72.8%

				1,867,000	74.6%	$141,000

Concourse	Raleigh	O	03/30/06	132,000	77.2%	$12,900

First quarter totals				1,999,000	74.8%	$153,900

Second quarter 2006:
None				—	—	$—

Third quarter 2006:
Office properties	Raleigh	O	08/29/06	191,000	94.2%
Industrial properties	Raleigh	I	08/29/06	101,000	63.8%

				292,000	83.7%	$22,800

Third quarter totals				292,000	83.7%	$22,800

Fourth quarter 2006:
Shannon Valley	Kansas City	R	10/26/06	105,000	95.3%	$10,525

Office properties	Piedmont Triad	O	11/28/06	70,000	87.1%
Industrial properties	Piedmont Triad	I	11/28/06	323,000	96.9%

				393,000	95.2%	$16,525

Bay Vista	Tampa	O	11/29/06	193,000	86.6%	$21,950

Fourth quarter totals				691,000	92.8%	$49,000

2006 totals (wholly-owned only)				2,982,000	79.8%	$225,700

The Vinings @ University Center 2/	Charlotte	A	11/01/06	156 Units	97.0%	$14,250

2006 totals (including joint ventures) 3/						$239,950

1/	The letters “O,” “I,” “R,” and “A” represent Office, Industrial, Retail, and Apartments, respectively.
2/	The Vinings properties were owned by a consolidated 50% owned joint venture.
3/	Excludes $662 thousand of rental unit sales in Kansas City.

Highwoods Properties, Inc.	Page 26	12/31/06

Development Activity

Dollars in thousands

In - Process

Property	Market	Type 1/	Rentable Square Feet	Anticipated Total Investment	Investment @ 12/31/06	Pre- Leasing	Estimated Completion Date	Estimated Stabilization Date
Office:
Dept. of Homeland Security	Atlanta	O	91,000	$21,700	$7,587	100%	3Q 07	3Q 07
ThyssenKrupp	Memphis	O	78,000	8,800	9,110	100%	1Q 07	1Q 07
Healthways	Nashville	O	255,000	58,300	14,249	100%	2Q 08	2Q 08
Berkshire	Orlando	O	99,000	13,197	8,680	4%	1Q 07	2Q 08
Glenlake VI	Raleigh	O	122,000	22,600	1,718	14%	1Q 08	3Q 09
RBC Plaza 2/	Raleigh	O	292,000	76,056	6,553	65%	4Q 08	4Q 09
North Shore Commons B	Richmond	O	96,000	13,586	10,019	0%	1Q 07	2Q 08
Highwoods Preserve VII	Tampa	O	115,000	21,245	18,698	100%	1Q 07	4Q 08
Highwoods Baycenter I	Tampa	O	209,000	41,174	15,763	0%	3Q 07	4Q 08

Total or Weighted Average			1,357,000	$276,658	$92,377	55%

Industrial:
Newpoint V	Atlanta	I	263,000	$11,620	$6,248	0%	2Q 07	2Q 08
Enterprise III	Piedmont Triad	I	120,000	5,502	889	0%	3Q 07	4Q 08

Total or Weighted Average			383,000	$17,122	$7,137	0%

For Sale Residential: 3/						309
RBC Plaza Condominiums 4/	Raleigh	RC	139 Units	$42,380	$2,336	Reservations	4Q 08	2Q 09

In-Process Total or Weighted Average 4/			1,740,000	$336,160	$101,850	43%

Completed Not Stabilized 5/
Office:
Glenlake Four	Raleigh	O	158,000	$26,286	$23,478	72%	3Q 06	1Q 08
Cordoba 6/	Kansas City	O	46,000	6,790	4,376	31%	4Q 06	1Q 08
Stony Point IV	Richmond	O	107,000	13,125	12,208	86%	4Q 06	4Q 07
3330 Healy Rd 6/	Piedmont Triad	O	40,000	4,859	4,192	0%	4Q 06	2Q 07
Cool Springs III	Nashville	O	153,000	22,500	16,917	63%	2Q 06	4Q 07

Total or Weighted Average			504,000	$73,560	$61,171	63%

Industrial:
Enterprise II	Piedmont Triad	I	418,000	$15,137	$14,011	44%	4Q 06	4Q 08

Completed Not Stabilized Total or Weighted Average			922,000	$88,697	$75,182	54%

Grand Total or Weighted Average			2,662,000	$424,857	$177,032	47%

Placed in Service

Property	Market	Type 1/	In-Service Date	Rentable Square Feet	Investment @ 12/31/06	Occ %	Leasing %
Cordoba 6/	Kansas City	R	9/1/2006	23,000	$8,235	100%	100%
Griffith Rd./Boutique Shops	Piedmont Triad	R	6/1/2006	9,600	2,616	100%	100%

Total or Weighted Average				32,600	$10,851	100%	100%

1/	The Letters “O”, “I”, “R” and “RC” represent: Office, Industrial, Retail and For Sale Residential Condominiums, respectively.
2/	Includes ancillary retail space on the ground level of approximately 11,000 square feet.
3/	In January 2007 the Company executed a Joint Venture agreement for this development. The Company will have a 93% interest and will consolidate this Joint Venture. The investment amounts shown represent the Company’s 93% share.
4/	There are currently 309 reservations for the 139 units. Reservations are fully refundable until mid 2007 at which time binding sales contracts will be accepted and non-refundable deposits will be retained. Condo Units and Reservations numbers are not part of In-Process Total or Weighted Average for SF & Pre-Leasing percentage.
5/	“Completed Not Stabilized” and Redevelopment properties are recorded in the Consolidated Balance Sheet in the Land and Building accounts, not Development-in-Process.
6/	Redevelopment property, the investment amounts shown include original Land and Building basis, in addition to the incremental redevelopment costs.

Highwoods Properties, Inc.	Page 27	12/31/06

Development Land

December 31, 2006

Dollars in thousands

Market	Usable Acres	Total Estimated Market Value
Research Triangle	246	$49,816
Atlanta	140	18,355
Triad	69	16,163
Kansas City	44	19,100
Richmond	44	10,830
Charlotte	41	9,854
Baltimore	39	11,699
Nashville	26	7,386
Tampa	23	8,825
Memphis	21	5,100
Orlando	14	10,800
Greenville	12	1,800

Total 1/ 2/	719	$169,728

1/	Developable square footage on core land holdings, which constitute 435 of the total 719 acres, is approximately 3.9 million of office space and 1.4 million of industrial space.
2/	Includes 108 acres ($31 million based on expected gross proceeds) included in property held for sale at December 31, 2006.

Highwoods Properties, Inc.	Page 28	12/31/06

Unconsolidated Joint Ventures Assets, Debt and Liabilities

December 31, 2006

Dollars in thousands

			Venture’s Books
Joint Venture	Type 1/	Own %	Total Assets	Debt	Total Liabilities
Board of Trade Investment Co.	O	49.0%	$6,853	$171	$189
Dallas County Partners I, LP	O/ I	50.0%	39,452	50,258	53,082
Dallas County Partners II, LP	O	50.0%	15,348	18,326	19,688
Dallas County Partners III, LP	O	50.0%	42	—	30
Fountain Three	O/ I / R	50.0%	29,629	33,008	35,159
RRHWoods , LLC	O/ M	50.0%	89,753	77,201	84,402
Kessinger/Hunter, LLC	-	26.5%	8,545	—	390
4600 Madison Associates, LP	O	12.5%	19,179	14,433	14,822
Highwoods DLF 98/29, LP	O	22.8%	131,978	63,914	66,487
Highwoods DLF 97/26 DLF 99/32, LP	O	42.9%	106,554	56,712	59,341
Concourse Center Associates, LLC	O	50.0%	13,749	9,128	9,425
Plaza Colonnade, LLC	O/R	50.0%	74,590	67,904	68,850
Highwoods KC Glenridge Office, LP	O	40.0%	23,318	16,500	16,995
Highwoods KC Glenridge Land, LP	O	40.0%	797	—	81
Highwoods KC Orlando, LLC	O	40.0%	208,848	143,000	148,384
Weston Lakeside, LLC	M	50.0%	31,045	24,897	27,557

Total			$799,680	$575,452	$604,882

			Highwoods’ Share of Joint Venture
Joint Venture	Type 1/	Own %	Total Assets	Debt	Total Liabilities
Board of Trade Investment Co.	O	49.00%	$3,358	$84	$93
Dallas County Partners I, LP	O/ I	50.00%	19,726	25,129	26,541
Dallas County Partners II, LP	O	50.00%	7,674	9,163	9,844
Dallas County Partners III, LP	O	50.00%	21	—	15
Fountain Three	O/ I / R	50.00%	14,815	16,504	17,580
RRHWoods , LLC	O/ M	50.00%	44,877	38,601	42,201
Kessinger/Hunter, LLC	-	26.50%	2,264	—	103
4600 Madison Associates, LP	O	12.50%	2,397	1,804	1,853
Highwoods DLF 98/29, LP	O	22.81%	30,104	14,579	15,166
Highwoods DLF 97/26 DLF 99/32, LP	O	42.93%	45,744	24,346	25,475
Concourse Center Associates, LLC	O	50.00%	6,875	4,564	4,713
Plaza Colonnade, LLC	O/R	50.00%	37,295	33,952	34,425
Highwoods KC Glenridge Office, LP	O	40.00%	9,327	6,600	6,798
Highwoods KC Glenridge Land, LP	O	40.00%	319	—	32
Highwoods KC Orlando, LLC	O	40.00%	83,539	57,200	59,354
Weston Lakeside, LLC	M	50.00%	15,523	12,449	13,779

Total 2/			$323,858	$244,975	$257,972

1/	The letters “O”, “I”, “R”, and “M” represent Office, Industrial, Retail, and Multi-Family, respectively.
2/	Highwoods’ share of equity from these tables will not equal Investments in Unconsolidated Affiliates on the Consolidated Balance Sheet due to various purchase accounting and related adjustments as well as negative investment balances reclassed to Liabilities, which are not reflected in the Joint Ventures’ stand-alone financial statements.

Highwoods Properties, Inc.	Page 29	12/31/06

Unconsolidated Joint Ventures Income

For the Three Months Ended December 31, 2006

Dollars in thousands

		Venture’s Books
Joint Venture	Own %	Revenue	Operating Exp	Interest	Depr/Amort	Loss on Debt Extinquishment	Net Income/ (Loss)
Board of Trade Investment Co.	49.00%	$687	$579	$4	$104	$—	$—
Dallas County Partners I, LP	50.00%	3,277	1,681	831	594	—	171
Dallas County Partners II, LP	50.00%	1,587	718	461	220	—	188
Dallas County Partners III, LP	50.00%	54	53	—	1	—	—
Fountain Three	50.00%	1,935	897	584	395	—	59
RRHWoods , LLC	50.00%	4,069	2,284	968	1,424	—	(607)
Kessinger/Hunter, LLC	26.50%	2,010	1,276	—	152	—	582
4600 Madison Associates, LP	12.50%	1,309	546	252	415	—	96
Highwoods DLF 98/29, LP	22.80%	5,177	1,701	1,085	912	—	1,479
Highwoods DLF 97/26 DLF 99/32, LP	42.93%	4,096	1,309	1,098	1,004	—	685
Concourse Center Associates, LLC	50.00%	534	139	166	83	—	146
Plaza Colonnade, LLC	50.00%	2,253	826	993	528	—	(94)
Highwoods KC Glenridge Office, LP	40.00%	927	385	210	161	—	171
Highwoods KC Glenridge Land, LP	40.00%	—	(12)	—	—	—	12
Highwoods KC Orlando, LLC	40.00%	7,632	3,264	1,881	1,782	—	705
Weston Lakeside, LLC	50.00%	133	231	141	208	—	(447)

Total		$35,680	$15,877	$8,674	$7,983	$—	$3,146

		Highwoods’ Share of Joint Venture
Joint Venture	Own %	Revenue	Operating Exp	Interest	Depr/Amort	Loss on Debt Extinquishment	Net Income/ (Loss)
Board of Trade Investment Co.	49.00%	$337	$284	$2	$51	$—	$—
Dallas County Partners I, LP	50.00%	1,638	840	415	297	—	86
Dallas County Partners II, LP	50.00%	794	359	230	110	—	95
Dallas County Partners III, LP	50.00%	27	26	—	1	—	—
Fountain Three	50.00%	967	449	292	198	—	28
RRHWoods , LLC	50.00%	2,034	1,142	484	712	—	(304)
Kessinger/Hunter, LLC	26.50%	533	338	—	40	—	155
4600 Madison Associates, LP	12.50%	163	68	31	52	—	12
Highwoods DLF 98/29, LP	22.81%	1,181	388	247	208	—	338
Highwoods DLF 97/26 DLF 99/32, LP	42.93%	1,758	562	472	431	—	293
Concourse Center Associates, LLC	50.00%	267	69	83	41	—	74
Plaza Colonnade, LLC	50.00%	1,127	413	497	264	—	(47)
Highwoods KC Glenridge Office, LP	40.00%	371	154	84	64	—	69
Highwoods KC Glenridge Land, LP	40.00%	—	(4)	—	—	—	4
Highwoods KC Orlando, LLC	40.00%	3,053	1,305	753	713	—	282
Weston Lakeside, LLC	50.00%	67	116	71	104	—	(224)

Total 1/ 2/		$14,317	$6,509	$3,661	$3,286	$—	$861

1/	Highwoods’ share of Depreciation and Amortization from these tables will not equal Depreciation and Amortization of Real Estate Assets for Unconsolidated Affiliates on the Statement of Funds from Operations due to various purchase accounting and related adjustments, which are not reflected in the Joint Ventures’ stand-alone financial statements.
2/	Highwoods’ share of Net Income from these tables will not equal Equity in Earnings of Unconsolidated Affiliates on the Consolidated Income Statement due to various purchase accounting and related adjustments, which are not reflected in the Joint Ventures’ stand-alone financial statements.

Highwoods Properties, Inc.	Page 30	12/31/06

Unconsolidated Joint Ventures Income

For the Year Ended December 31, 2006

Dollars in thousands

		Venture’s Books
Joint Venture	Own %	Revenue	Operating Exp	Interest	Depr/Amort	Loss on Debt Extinquishment	Net Income/ (Loss)
Board of Trade Investment Co.	49.00%	$2,710	$2,038	$21	$517	$—	$134
Dallas County Partners I, LP	50.00%	12,110	6,102	2,902	2,269	1,029	(192)
Dallas County Partners II, LP	50.00%	6,079	2,631	1,940	777	—	731
Dallas County Partners III, LP	50.00%	219	218	—	5	—	(4)
Fountain Three	50.00%	7,504	3,461	2,110	1,605	407	(79)
RRHWoods , LLC	50.00%	15,544	8,712	3,843	4,158	12	(1,181)
Kessinger/Hunter, LLC	26.50%	7,381	5,182	—	632	—	1,567
4600 Madison Associates, LP	12.50%	4,841	2,186	1,027	1,616	—	12
Highwoods DLF 98/29, LP	22.80%	20,679	6,618	4,371	3,576	—	6,114
Highwoods DLF 97/26 DLF 99/32, LP	42.93%	16,525	5,198	4,416	4,030	—	2,881
Concourse Center Associates, LLC	50.00%	2,125	536	669	332	—	588
Plaza Colonnade, LLC	50.00%	8,743	3,411	3,975	2,098	—	(741)
Highwoods KC Glenridge Office, LP	40.00%	3,703	1,584	827	645	—	647
Highwoods KC Glenridge Land, LP	40.00%	—	9	2	—	—	(11)
Highwoods KC Orlando, LLC	40.00%	31,215	12,521	7,524	7,814	—	3,356
Weston Lakeside, LLC	50.00%	133	231	141	208	—	(447)

Total		$139,511	$60,638	$33,768	$30,282	$1,448	$13,375

		Highwoods’ Share of Joint Venture
Joint Venture	Own %	Revenue	Operating Exp	Interest	Depr/Amort	Loss on Debt Extinquishment	Net Income/ (Loss)
Board of Trade Investment Co.	49.00%	$1,328	$999	$10	$253	$—	$66
Dallas County Partners I, LP	50.00%	6,055	3,051	1,451	1,135	514	(96)
Dallas County Partners II, LP	50.00%	3,040	1,316	970	389	—	365
Dallas County Partners III, LP	50.00%	110	109	—	3	—	(2)
Fountain Three	50.00%	3,752	1,731	1,055	803	204	(41)
RRHWoods , LLC	50.00%	7,772	4,356	1,922	2,079	6	(591)
Kessinger/Hunter, LLC	26.50%	1,956	1,373	—	167	—	416
4600 Madison Associates, LP	12.50%	605	273	128	202	—	2
Highwoods DLF 98/29, LP	22.81%	4,717	1,510	997	816	—	1,394
Highwoods DLF 97/26 DLF 99/32, LP	42.93%	7,094	2,232	1,896	1,730	—	1,236
Concourse Center Associates, LLC	50.00%	1,063	268	335	166	—	294
Plaza Colonnade, LLC	50.00%	4,372	1,706	1,988	1,049	—	(371)
Highwoods KC Glenridge Office, LP	40.00%	1,481	634	331	258	—	258
Highwoods KC Glenridge Land, LP	40.00%	—	4	1	—	—	(5)
Highwoods KC Orlando, LLC	40.00%	12,486	5,008	3,010	3,126	—	1,342
Weston Lakeside, LLC	50.00%	67	116	71	104	—	(224)

Total 1/ 2/		$55,898	$24,686	$14,165	$12,280	$724	$4,043

1/	Highwoods’ share of Depreciation and Amortization from these tables will not equal Depreciation and Amortization of Real Estate Assets for Unconsolidated Affiliates on the Statement of Funds from Operations due to various purchase accounting and related adjustments, which are not reflected in the Joint Ventures’ stand-alone financial statements.
2/	Highwoods’ share of Net Income from these tables will not equal Equity in Earnings of Unconsolidated Affiliates on the Consolidated Income Statement due to various purchase accounting and related adjustments, which are not reflected in the Joint Ventures’ stand-alone financial statements.

Highwoods Properties, Inc.	Page 31	12/31/06

Joint Ventures Long-Term Debt Detail 1/

Dollars in thousands

Joint Venture	Own %	Lender	Interest Rate	Maturity Date	Loan Balance 12/31/06
Dallas County Partners I, LP	50.0%	Massachusetts Mutual Life Ins. Co.	6.19%	Aug-18	$42,816
Dallas County Partners I, LP	50.0%	Thrivent	8.45%	Aug-10	1,624
Dallas County Partners I, LP	50.0%	Regions	6.30%	Jun-14	3,553
Dallas County Partners I, LP	50.0%	Sun Life	5.92%	Feb-16	1,075
Dallas County Partners I, LP	50.0%	Bankers Trust	8.00%	Jul-11	1,190

			6.31%		50,258
Dallas County Partners II, LP	50.0%	Principal Life Insurance Company	10.19%	Jun-13	18,326

Fountain Three	50.0%	Massachusetts Mutual Life Ins. Co.	6.19%	Aug-18	17,090
Fountain Three	50.0%	Thrivent	7.95%	Oct-10	3,598
Fountain Three	50.0%	Thrivent	7.30%	Apr-09	3,403
Fountain Three	50.0%	Lehman Brothers	8.02%	Jul-09	3,541
Fountain Three	50.0%	Thrivent	7.00%	Sep-12	5,376

			6.82%		33,008
RRHWoods, LLC	50.0%	Industrial Revenue Bonds	3.64%	Nov-15	23,000
RRHWoods, LLC	50.0%	Bank of America	6.80%	Sep-12	26,820
RRHWoods, LLC	50.0%	Industrial Revenue Bonds	2.99%	Sep-15	6,000
RRHWoods, LLC	50.0%	Industrial Revenue Bonds	1.01%	Nov-15	5,500
RRHWoods, LLC	50.0%	Massachusetts Mutual Life Ins. Co.	6.19%	Aug-18	4,728
RRHWoods, LLC	50.0%	Massachusetts Mutual Life Ins. Co.	5.85%	Mar-16	7,600
RRHWoods, LLC	50.0%	Regions	6.30%	Jun-14	3,553

			5.00%		77,201
Plaza Colonnade, LLC	50.0%	Met Life	5.72%	Jan-17	49,409
Plaza Colonnade, LLC	50.0%	Tax Incremental Financing	5.38%	Mar-10	1,818
Plaza Colonnade, LLC	50.0%	Tax Incremental Financing	6.00%	Mar-16	4,394
Plaza Colonnade, LLC	50.0%	Tax Incremental Financing	5.90%	Mar-24	12,283

			5.76%		67,904
4600 Madison Associates, LLC	12.5%	State Farm	6.85%	Apr-18	14,433

Board of Trade Investment Company	49.0%	KC Board of Trade Clearing Corp.	7.75%	Sep-07	171
Highwoods DLF 98/29, LP	22.8%	USG Annuity & Life Company	6.78%	Apr-11	63,914
Highwoods DLF 97/26 DLF 99/32, LP	42.9%	Massachusetts Mutual Life Ins. Co.	7.66%	May-12	56,712
Concourse Center Associates, LLC	50.0%	Lincoln National Life Insurance Co.	6.95%	Jul-10	9,128
Highwoods KC Orlando, LLC	40.0%	Met Life	5.21%	Jul-14	143,000
Highwoods KC Glenridge Office	40.0%	Wachovia	4.84%	Jun-14	16,500
Weston Lakeside, LLC	50.0%	Wachovia	7.10%	Jul-10	24,897

			6.18%		328,755

			6.15%		$575,452

Highwoods’ share of the above					$244,975

1/	Excludes loans related to two “consolidated” joint ventures.

Highwoods Properties, Inc.	Page 32	12/31/06

Joint Ventures Portfolio Summary

As of December 31, 2006

Summary by Location:

Market	Rentable Square Feet 1/	Occupancy 2/	Percentage of Annualized Cash Revenue Highwoods’ Share Only 3/
			Office	Industrial	Retail	Multi-Family	Total
Des Moines	2,475,000	93.6%	28.4%	4.2%	1.0%	3.4%	37.0%
Orlando	1,686,000	94.7%	27.2%	—	—	—	27.2%
Atlanta	835,000	95.0%	11.4%	—	—	—	11.4%
Kansas City	721,000	82.2%	8.8%	—	—	—	8.8%
Richmond	413,000	100.0%	5.0%	—	—	—	5.0%
Raleigh	455,000	99.6%	3.7%	—	—	—	3.7%
Piedmont Triad	364,000	100.0%	3.6%	—	—	—	3.6%
Tampa	205,000	100.0%	2.0%	—	—	—	2.0%
Charlotte	148,000	100.0%	0.8%	—	—	—	0.8%
Other	110,000	100.0%	0.5%	—	—	—	0.5%

Total 4/	7,412,000	94.3%	91.4%	4.2%	1.0%	3.4%	100.0%

1/	Excludes Des Moines’ apartment units.
2/	Excludes Des Moines’ apartment occupancy percentage of 95.9%.
3/	Annualized Cash Revenue is December, 2006 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.
4/	Includes 618,000 square feet of properties in joint ventures that are consolidated.

Highwoods Properties, Inc.	Page 33	12/31/06

Joint Ventures Lease Expirations

December 31, 2006

Dollars in thousands

Year	Rentable Square Feet Expiring	Percent of Rentable Square Feet	Annualized Cash Revenue 1/	Average Rental Rate	Percent of Annualized Cash Revenue 1/
Total
2006	682,325	9.7%	$13,895	$20.36	10.7%
2007	1,341,385	19.2%	24,120	17.98	18.5%
2008	817,777	11.7%	15,895	19.44	12.2%
2009	760,721	10.9%	13,156	17.29	10.1%
2010	897,298	12.8%	15,980	17.81	12.3%
2011	421,695	6.0%	8,859	21.01	6.8%
2012	760,324	10.9%	12,308	16.19	9.5%
2013	388,544	5.5%	8,617	22.18	6.6%
2014	556,965	8.0%	9,108	16.35	7.0%
2015	76,970	1.1%	983	12.77	0.8%
2016 and thereafter	296,828	4.2%	7,202	24.26	5.5%

	7,000,832	100.0%	$130,123	$18.59	100.0%

1/	Annualized Cash Revenue is December, 2006 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.

Highwoods Properties, Inc.	Page 34	12/31/06

Joint Venture Development Activity

Dollars in thousands

In-Process

Property	% Ownership	Market	Rentable Square Feet	Anticipated Total Investment	Investment @ 12/31/06	Pre- Leasing	Estimated Completion Date	Estimated Stabilization Date
Brickstone	50%	Des Moines	31,000	$5,149	$4,343	35%	4Q 06	4Q 07
Weston Lakeside 1/	50%	Raleigh	332 Units	33,200	31,104	41%	1Q 07	1Q 08

In-Process Total				$38,349	$35,447

Highwoods’ Share of the above				$19,175	$17,724

Placed in Service

Property	% Ownership	Market	In-Service Date	Rentable Square Feet	Investment @ 12/31/06	Occ %
Sonoma	50%	Des Moines	10/01/06	76,000	$9,336	82%

Highwoods Share of the above				38,000	$4,668

1/	Estimated completion date is the date the last unit is expected to be delivered, currently there are 136 units leased

Highwoods Properties, Inc.	Page 35	12/31/06